INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 15:-	INCOME TAXES

a.	Tax rates

Ordinary taxable income in Israel is subject to a corporate tax rate of 23%. However, the effective tax rate payable by a company that derives income from a Preferred Technological Enterprise (as discussed below) may be considerably lower. Non-Israeli subsidiaries are taxed according to the tax laws in their jurisdictions.

b.	Tax benefits applicable to the Company

The Law for the Encouragement of Industry (Taxes), 1969

The Law for the Encouragement of Industry (Taxes), 1969 (the "Encouragement of Industry Law"), provides several tax benefits for "Industrial Companies". Pursuant to the Encouragement of Industry Law, a company qualifies as an Industrial Company if it is a resident of Israel, the enterprise should be located in Israel and at least 90% of its income in any tax year (exclusive of income from government loans, capital gains, interest and dividends) is generated from an "Industrial Enterprise" that it owns. An Industrial Enterprise is defined as an enterprise whose principal activity, in a given tax year, is industrial activity.

An Industrial Company is entitled to certain tax benefits, including: (i) a deduction of the cost of purchases of patents, know-how and certain other intangible property rights (other than goodwill) used for the development or promotion of the Industrial Enterprise in equal amounts over a period of eight years, beginning from the year in which such rights were first used, (ii) the right to elect to file consolidated tax returns, under certain conditions, with additional Israeli Industrial Companies controlled by it, and (iii) the right to deduct expenses related to public offerings in equal amounts over a period of three years beginning from the year of the offering.

Eligibility for benefits under the Encouragement of Industry Law is not contingent upon the approval of any governmental authority. The Company believes that it currently qualifies as an industrial company within the definition of the Industry Encouragement Law.

Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

Pursuant to the Israeli Law for Encouragement of Capital Investments, 1959 (the “Investments Law”) and its various amendments, the Company has been granted a "Privileged Enterprise" status. The Company has utilized a tax exemption status for the years 2018 and 2019.

The benefits available to a Privileged Enterprise in Israel relate only to taxable income attributable to the specific investment program and are conditioned upon terms stipulated in the Investments Law. If the Company does not fulfill these conditions, in whole or in part, the benefits can be revoked, and the Company may be required to refund the benefits, in an amount linked to the Israeli consumer price index plus interest.

The Company received a Tax Ruling from the Israeli Tax Authority that its activity is an industrial activity and therefore eligible for the status of a Privileged Enterprise, provided that the Company meets the requirements under the tax ruling. As of December 31, 2021, management believes that the Company meets the aforementioned conditions.

Tax exempt earnings are subject to claw back of the corporate tax return when they are distributed as dividend.

On November 15, 2021, the Investments Law was amended in order, inter alia, to encourage companies to voluntarily elect for an immediate payment of corporate tax on previously tax-exempted earnings which were earned pursuant to Approved and Privileged Enterprises (the “Amendment”). The Amendment provides a reduced corporate tax payment on Exempt Earnings accumulated until December 30, 2020 that were not yet distributed as a dividend, all subject to certain qualifying terms and conditions.

The Company had $45,244 in tax-exempt earnings attributable to the Priviledged Enterprise programs. The Company elected to utilize the Amendment in December, 2021 and paid the reduced corporate income tax in the amount of approximately $4,355. As a result of the election, as of December 31, 2021 the Company released all of its previously tax-exempt earnings and they are no longer subject to claw back of corporate taxes upon future dividend distribution.

The New Technological Enterprise Incentives Regime (Amendment 73 to the Investments Law):

The Company applies various benefits allotted to it under the revised Investments Law as per Amendment 73 to the Investments Law regimes through regulations that have come into effect from January 1, 2017. Applicable benefits under the new regime include:

●
Introduction of a benefit regime for “Preferred Technology Enterprises” (“PTE”), granting a 12% tax rate in central Israel on income deriving from benefited intangible assets, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A “Special preferred technological enterprise” (“SPTE”) from which total consolidated revenues of the Group of which the Company is a member exceeds NIS 10 billion in the tax year will be subject to tax at a rate of 6% on preferred income from the enterprise, regardless of the enterprise's geographical location.

●
A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

●
A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company) may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

The Company is eligible for PTE status which is implemented commencing 2021 and believes it is eligible for its tax benefits.

c.	U.S. Tax reform

On December 22, 2017, the Tax Cuts and Jobs Act (P.L. 115-97) ("TCJA") was enacted, making significant changes to the U.S. tax law. Changes include, but are not limited to, a corporate income tax rate decrease from 35% to 21%, effective for tax years beginning January 1, 2018 and the transition of U.S. international taxation from a worldwide tax system to a modified territorial system, with a one-time mandatory transition tax on U.S. shareholder’s share of post-1986 earnings of all foreign corporations in which it owns at least 10%.

In addition to lowering the statutory corporate income tax rate from 35% to 21%, and among other U.S. international tax provisions, the TCJA introduced the Base Erosion Anti-abuse Tax ("BEAT") which applies a minimum tax on multinational corporations by requiring companies subject to the BEAT to pay the greater of their regular tax liability (less certain credits, including foreign tax credits) or 10% for taxable years beginning in 2019 (12.5% after 2026) of a modified tax base which adds back certain related party payments. The BEAT comparison to the standard corporate income tax must be done each year if the taxpayer’s “base erosion” related party payments exceed 3% of total deductions on its U.S. tax return ("base erosion percentage" is generally the aggregate amount of base erosion tax benefits divided by aggregate amount of all allowable deductions).

The BEAT applies to “applicable taxpayers” making “base erosion payments” (deductible payments) to foreign related parties. “Applicable taxpayers” are U.S. corporations the average annual gross receipts of which for the 3-taxable-year period ending with the preceding taxable year are at least $500,000. Taboola Inc. is an "applicable taxpayer" for BEAT purposes in 2021.

d.	The components of the income (loss) before taxes were as follows:

	Year ended December 31,
	2021	2020	2019

Israel	$(42,414)	$12,450	$(46,387)
Foreign	40,442	10,990	23,359

Total	$(1,972)	$23,440	$(23,028)

e.	Taxes on income (tax benefit) are comprised as follows:

	Year ended December 31,
	2021	2020	2019
Current:
Israel	$4,685	$338	$621
Foreign	18,944	16,327	4,726
Total current income tax expense	23,629	16,665	5,347
Deferred:
Israel	973	1,678	(106)
Foreign	(1,626)	(3,396)	(244)
Total deferred income tax benefit	(653)	(1,718)	(350)

Total income taxes	$22,976	$14,947	$4,997

A reconciliation of the Company’s theoretical income tax expense to actual income tax expense is as follows:

	December 31
	2021	2020	2019

Income (loss) before taxes on income, as reported in the consolidated statements of income (loss)	(1,972)	23,440	(23,028)

Statutory tax rate in Israel	23%	23%	23%
Privileged Enterprise	(244%)	(15%)	(3%)
Permanent difference - nondeductible expenses	(685%)	24%	(15%)
Change in valuation allowance	(138%)	(11%)	(33%)
BEAT	—	44%	—
Release of tax-exempt profits under preferred enterprise tax regime	(221%)	—	—
Other	101%	(1%)	6%

Effective tax rate	(1,164%)	64%	(22%)

The 2021 tax expenses include, tax expenses related to reduced corporate income tax on tax-exempt earning release from previous years (as detailed under Note 15b).

Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2021, and 2020 the deferred tax assets and liabilities presented in the balance sheet are comprised as follow:

	December 31
	2021	2020

Deferred tax assets	$1,876	$1,382
Deferred tax liabilities	$(51,027)	$(45)

As of December 31, 2021, and 2020 the Company's deferred taxes were in respect of the following:

	December 31
	2021	2020

Carry forward tax losses	$1,701	$1,472
Research and development cost	6,362	2,792
Operating lease liabilities	14,498	13,870
Reserves and allowances	2,902	2,145
Share based compensation	6,076	767
Tax credit carry forward	2,943	1,627
Issuance expenses	1,922	—
Intangible assets	1,830	—
Others	863	54

Deferred tax assets before valuation allowance	39,097	22,727
Valuation allowance	(11,389)	(6,741)

Deferred tax assets	27,708	15,986

Intangible assets	(58,855)	(743)
Property and equipment	(3,248)	(1,557)
Operating lease right-of-use assets	(12,975)	(12,179)
Other	(1,781)	(170)

Deferred tax liabilities	(76,859)	(14,649)

Deferred tax asset (liability), net	$(49,151)	$1,337

A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset certain deferred tax assets on December 31, 2021 and 2020 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.

As of December 31, 2021, the Company has an accumulated tax loss carry-forward of approximately $8,400 in Israel and $1,700 federal tax in the U.S. which can be offset indefinitely.

The U.S. subsidiary’s utilization of its federal net operating losses is subject to an annual limitation due to a “change in ownership,” as defined in Section 382 of the Code. The annual limitation may result in the expiration of net operating losses before utilization.

As of December 31, 2021, $91,608 of undistributed earnings held by the Company’s foreign subsidiaries are designated as indefinitely reinvested. If these earnings were re-patriated to Israel, they would be subject to income taxes and to an adjustment for foreign tax credits and foreign withholding taxes in the amount of $11,873.  The Company did not recognize deferred taxes liabilities on undistributed earnings of its foreign subsidiaries, as the Company intends to indefinitely reinvest those earnings.

A reconciliation of the beginning and ending balance of total unrecognized tax positions is as follows:

	Year ended December 31,
	2021	2020

Unrecognized tax position, beginning of year	$2,370	$1,177
Increase due to acquisition	307	—
Decreases related to prior years’ tax positions	(280)	—
Increases related to current years’ tax positions	1,203	1,935
Decreases due to lapses of statutes of limitations	(516)	(742)

Unrecognized tax position, end of year	$3,084	$2,370

As of December 31, 2021, the total amount of gross uncertain tax benefits was $3,084, out of which an amount of $2,635 if recognized would affect the Company’s effective tax rate. The Company currently does not expect uncertain tax positions to change significantly over the next 12 months, except in the case of settlements with tax authorities, the likelihood and timing of which is difficult to estimate.

As of December 31, 2021 and 2020, unrecognized tax benefit in the amount of $449 and $246 was presented net from deferred tax assets.

Tax assessments:

The Company has final tax assessments in Israel through 2017, in UK through 2015, and in US through 2017.